Exhibit 7.1

                                    AGREEMENT


        Pursuant to Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned hereby respectively represents that the undersigned is eligible to use Schedule 13D as amended by Amendment No. 1 being filed herewith, to report the undersigned's respective beneficial ownership of Common Stock of DeSoto, Inc. Additionally, each of the undersigned acknowledges that this Amendment No. 1 to Schedule 13D is filed on behalf of each of the undersigned.

                                        NARRAGANSETT FIRST FUND

                                        By:  Narragansett  Management  Partners,
                                             General Partner



                                        By:  /s/Arthur D. Little
                                             ___________________________________
                                             Arthur D. Little, General Partner

                                        Date:  July 22, 1996


                                        NARRAGANSETT MANAGEMENT PARTNERS



                                        By:  /s/Arthur D. Little
                                             __________________________________
                                             Arthur D. Little, General Partner

                                        Date:  July 22, 1996



                                        /s/Arthur D. Little
                                        __________________________________
                                        Arthur D. Little, individually

                                        Date:  July 22, 1996



                                        /s/Roger A. Vandenberg
                                        _______________________________________
                                        Roger A. Vandenberg, individually

                                        Date:  July 22, 1996

                                        /s/Gregory P. Barber
                                        _______________________________________
                                        Gregory P. Barber, individually

                                        Date:  July 22, 1996